Deutsche US Money Market Funds
Class A, Class B, and Class Y



                                  Deutsche Fund Management, Inc., Manager [LOGO] Edgewood Services, Inc., Distributor
--------------------------------------------------------------------------------

A Diversified Open-End Management                                     Prospectus
Investment Company                                            September 24, 1997




Deutsche US Money Market Funds

Federated Investors Tower
Pittsburgh, PA 15222-3779

For information call toll-free 888-4-DEUTSCHE (888-433-8872)

The Deutsche US Money Market Fund (the "Class A and Class B Fund") and Deutsche Institutional US Money Market Fund (the "Class Y Fund")(collectively, the "Funds") are series of the Deutsche Funds, Inc., an open-end management investment company organized as a Maryland corporation (the "Corporation"). The Class A and Class B Fund offers two classes of shares. Class A shares are offered at net asset value; Class B shares are designed primarily for temporary investment as part of a special investment program in Class B shares of other series of the Corporation (together with the Funds, the "Deutsche Funds"), and unlike shares of most money market funds, are offered at net asset value, but with a declining contingent deferred sales charge on redemptions made within six years.

The objective of the Funds is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Each Fund seeks to maintain a constant net asset value. There can be no assurance that the investment objective of the Funds will be achieved or that the net asset value per share will not vary.

Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in the US Money Market Portfolio (US Dollar) (the "Portfolio"), a corresponding diversified open-end management investment company. The Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust") and has the same investment objective as the Funds. The Funds invest in the Portfolio through the Hub and Spoke(R) master-feeder investment fund structure. "Hub and Spoke(R)" is a registered service mark of Signature Financial Group, Inc.

The Portfolio is managed by Deutsche Fund Management, Inc. ("DFM"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution.

This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated September 24, 1997 (as supplemented from time to time). This information is incorporated herein by reference and is available without charge from the Funds' Transfer Agent, Federated Shareholder Services Company, by calling toll-free 888-4-DEUTSCHE.

INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, DEUTSCHE BANK AG OR ANY OTHER BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
GOVERNMENTAL AGENCY. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated September 24, 1997



                               TABLE OF CONTENTS

Expense Summary.............................................................   2
The Funds...................................................................   4
Investment Objective, Policies and Restrictions.............................   4
Loans of Portfolio Securities...............................................   5
Reverse Repurchase Agreements...............................................   5
Floating and Variable Rate Instruments......................................   6
Investment Restrictions.....................................................   6
Fundamental Investment Restrictions.........................................   6
Non-Fundamental Investment Restrictions.....................................   6
Management of the Corporation and
the Portfolio Trust.........................................................   7
Manager.....................................................................   7
Adviser.....................................................................   7
Administrator...............................................................   8
Operations Agent............................................................   8
Administrative Agent........................................................   8
Distributor.................................................................   8
Transfer Agent, Custodian and Fund Accountant...............................   9
Expenses....................................................................  10
Expenses of Class A Shares and Class B Shares...............................  10
Portfolio Transactions......................................................  10
Purchase of Shares..........................................................  10
Purchasing Shares Through a Financial Intermediary..........................  11
Purchasing Shares by Wire...................................................  11
Purchasing Shares by Check..................................................  11
Special Purchase Features...................................................  11
Systematic Investment Program...............................................  11
Retirement Plans............................................................  12
Conversion of Class B Shares................................................  12
Exchange Privilege..........................................................  12
Class A Shares..............................................................  12
Class B Shares..............................................................  12
Class Y Shares..............................................................  12
Requirements for Exchange...................................................  12
Tax Consequences............................................................  12
Making an Exchange..........................................................  12
Telephone Instructions......................................................  13
Redemption of Shares........................................................  13
Redeeming Shares Through a
Financial Intermediary......................................................  13
Redeeming Shares by Telephone...............................................  13
Redeeming Shares by Mail....................................................  13
Special Redemption Features.................................................  14
Systematic Withdrawal Program...............................................  14
Contingent Deferred Sales Charge............................................  14
Class A Shares..............................................................  14
Class B Shares..............................................................  14
Class A Shares and Class B Shares...........................................  14
Elimination of Contingent Deferred Sales Charge.............................  15
Account and Share Information...............................................  15
Certificates and Confirmations..............................................  15
Accounts with Low Balances..................................................  15
Dividends and Distributions.................................................  15
Net Asset Value.............................................................  16
Organization................................................................  16
Taxes.......................................................................  17
Additional Information......................................................  18
Appendix A..................................................................  18


                                EXPENSE SUMMARY

The following table summarizes estimated shareholder transaction and annual operating expenses of the Funds and the allocable operating expenses of the Portfolio. The Directors of the Corporation believe that the aggregate per share expenses of each Fund and the allocable operating expenses of the Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Actual expenses may vary. A hypothetical example based on the summary is also shown. For more information concerning the expenses of each Fund and the Portfolio, see "Management of the Corporation and the Portfolio Trust."

                       SHAREHOLDER TRANSACTION EXPENSES

                                                                                           CLASS A      CLASS B    CLASS Y
                                                                                           -------      -------    -------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)............  None         None       None
Maximum Sales Charge Imposed on Reinvested Dividends
(as a percentage of offering price)......................................................  None         None       None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
redemption proceeds, as applicable)......................................................  0.00%(1)     5.00% (2)  None
Redemption Fees (as a percentage of amount redeemed, if applicable)......................  None         None       None
Exchange Fees............................................................................  None         None       None

(1) Class A shares acquired upon the exchange of Class A shares of another Deutsche Fund purchased without an initial sales charge either (i) based on an initial investment of $1,000,000 or more or (ii) with proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Edgewood may be charged a contingent deferred sales charge of 1.00% for redemptions made within one full year of purchase. See "Contingent Deferred Sales Charge."

(2) In the first year declining to 1.00% in the sixth year and 0.00% thereafter.


                          EXPENSE SUMMARY--CONTINUED

                                 EXPENSE TABLE
           ANNUAL OPERATING EXPENSES (AFTER EXPENSES REIMBURSEMENT)
               (As a percentage of projected average net assets)


                                                                                           CLASS A   CLASS B   CLASS Y
                                                                                           -------   -------   -------
Advisory Fees.............................................................................  0.15%     0.15%     0.15%
12b-1 Fees................................................................................  0.25%     1.00%     None
Other Expenses (after expense reimbursement)..............................................  0.15%     0.15%     0.05%
                                                                                           ---------------------------
  Total Operating Expenses (after expense reimbursement)..................................  0.55%     1.30%     0.20%
                                                                                           ---------------------------

EXAMPLE
--------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                        CLASS A CLASS B CLASS Y
                                                                                           -------------------------
1 Year....................................................................................  $ 6      $63      $2
3 Years...................................................................................  $18      $71      $6

An investor would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) no redemption at the end of each time period:

                        CLASS A CLASS B CLASS Y
                                                                                           -------------------------
1 Year....................................................................................  $ 6      $13      $2
3 Years...................................................................................  $18      $41      $6

The above expense table is designed to assist investors in understanding the various estimated direct and indirect costs and expenses that investors in a Fund would bear. Wire transferred redemptions of less than $5,000 may be subject to additional fees. The fees and expenses included in "Other Expenses" are estimated for each Fund's first fiscal year and include (i) the fees paid to the Administrator, Administrative Agent, Operations Agent, Transfer Agent, Fund Accounting Agent and Custodian (as each are defined below), (ii) amortization of organizational expenses, and (iii) other usual and customary expenses of each Fund and the Portfolio. The Manager, Administrator, Operations Agent, Transfer Agent, Administrative Agent, Fund Accounting Agent and Custodian have voluntarily agreed to waive a portion of their respective fees and/or reimburse expenses with respect to the Class Y Fund, for at least the first year operations, to the extent necessary to maintain such Fund's ratio of total operating expenses to average annual net assets at the level indicated above. The Manager and the Adviser have voluntarily agreed to reimburse the Class A and Class B Fund, for at least the first year of operations, to the extent necessary to maintain the ratio of total operating expenses to average annual net assets of the Class A shares and Class B shares at the respective levels indicated above. Assuming no fee waivers or reimbursement of expenses, estimated "Other Expenses" for Class A shares, Class B shares and the Class Y Fund for the Funds' first fiscal year would be 0.20%, 0.20% and 0.12%, respectively, and "Total Operating Expenses" would be 0.60%, 0.35% and 0.24%, respectively, of the average daily net assets of the class or Fund. For a more detailed description of contractual fee arrangements, including waivers and expense reimbursements, see "Management of the Corporation and the Portfolio Trust" and "Expenses." In connection with the above example, investors should note that $1,000 is less than the minimum investment requirement for the Funds. See "Purchase of Shares." Because the fees paid under the 12b-1 Plan of the Class A and Class B Fund are charged against the assets of such Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge that such Fund would be permitted to charge. THE EXAMPLE IS HYPOTHETICAL; IT IS INCLUDED SOLELY FOR ILLUSTRATIVE PURPOSES. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE; ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                   THE FUNDS

Each Fund is a diversified, open-end management investment company and is a series of shares of common stock of the Deutsche Funds, Inc., a Maryland corporation incorporated on May 22, 1997 (see
"Organization"). The investment objective of each Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Each Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective as the Funds. The Portfolio is an open-end management investment company and a series of shares of beneficial interest in the Deutsche Portfolios, a trust organized under the laws of the State of New York (see "Organization)".


Shares of the Funds are sold continuously by the Distributor. The Class A and Class B Fund requires a minimum initial investment of $5,000. The minimum subsequent investment for the Class A and Class B Fund is $500. The minimum initial investment to purchase Class Y Fund shares is $5 million, unless: (a) the investor has invested at least $5 million in the aggregate among any class of shares of any Deutsche Fund; or (b) the investor has, in the opinion of the Manager, adequate intent and availability of funds to reach a future level of investment of $5 million among any class of shares of the Deutsche Funds. There is no minimum for subsequent purchases in the Class Y Fund. See "Purchase of Shares." If a shareholder reduces his or her investment in a Fund to less than the applicable minimum investment, the investment is subject to mandatory redemption. See "Account and Share Information - Accounts with Low Balances."

Proceeds from the sale of shares of each Fund are invested in the Portfolio, which then invests its assets in accordance with its investment objective and policies. DFM is the investment manager of the Portfolio (the "Manager"). Deutsche Morgan Grenfell Investment Management Inc. ("DMGIM") is the investment adviser of the Portfolio. The Manager and the Adviser are indirect subsidiaries of Deutsche Bank AG. Federated Services Company is the administrator of the Funds (the "Administrator") and the operations agent of the Portfolio ("Operations Agent"). IBT Fund Services (Canada) Inc. ("IBT (Canada)") is the fund accounting agent of the Funds and the Portfolio ("Fund Accounting Agent"). Federated Shareholder Services Company is the transfer agent and dividend disbursing agent of the Funds ("Transfer Agent"). IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") is the administrative agent of the Portfolio ("Administrative Agent"). Investors Bank & Trust Company ("IBT") is the custodian of the Funds and the Portfolio ("Custodian"). The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of the Funds and of the Portfolio, respectively. The Directors who are not "interested persons" of the Corporation as defined in the Investment Company Act of 1940, as amended (the "1940 Act")(the "Independent Directors"), are the same as the Trustees who are not "interested persons" of the Portfolio Trust as defined in the 1940 Act (the "Independent Trustees"). A majority of the Corporation's Directors and the Portfolio Trust's Trustees are not affiliated with the Manager, the Adviser or the Distributor. For further information about the Directors of the Corporation and the Trustees of the Portfolio Trust, see "Management of the Corporation and the Portfolio Trust" herein and in the Statement of Additional Information.


                        INVESTMENT OBJECTIVE, POLICIES
                               AND RESTRICTIONS

The investment objective of each Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The net asset value of each of the Funds' shares is expected to remain constant at $1.00. However, a contingent deferred sales charge is imposed under certain circumstances. There can be no assurance that the investment objective of the Funds will be achieved or that the net asset value per share will not vary.


Each Fund attempts to achieve its investment objective by investing all its investable assets in the Portfolio, a series of the Portfolio Trust which has the same investment objective as the Fund. Since the investment characteristics and experience of the Funds will correspond directly with those of the Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolio. The policies employed by the Funds and the Portfolio in their efforts to achieve this objective are described below. Additional information about the investment policies of the Funds and the Portfolio appears in the Statement of Additional Information under "Investment Objectives and Policies." No Fund represents a complete investment program.


Investments for the Portfolio mature or are deemed to mature within 397 days (or 792 days in the case of U.S. Government securities) from the date of purchase and the average maturity of the investments held by the Portfolio (on a dollar-weighted basis) is 90 days or less. Currently, the Portfolio's investment policy is to invest only in money market instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and bank obligations (such as certificates of deposit, fixed time deposits and bankers' acceptances), commercial paper, repurchase agreements, when-issued and delayed delivery securities, bonds issued by U.S. corporations and obligations of certain supranational organizations and foreign governments and their agencies and instrumentalities. (See Appendix A for more information.) The Portfolio may also enter into reverse repurchase agreements. The Portfolio will not invest more than 5% of its total assets in securities of a single issuer other than U.S. Government securities. All of the assets of the Portfolio are invested in securities which are rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P")) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio Trust's Board of Trustees.

Although the assets of the Portfolio are invested in high-quality, short-term securities, the Portfolio is subject to interest rate risk and credit risk which cause fluctuations in the amount of income accrued on the Portfolio's investments and therefore in the daily dividend paid by the Funds and, in extreme cases, could cause the net asset value per share of the Funds to deviate from $1.00 per share. Interest rate risk refers to the price fluctuation of a debt security in response to changes in interest rates. In general, short-term securities have relatively small fluctuations in price in response to general changes in interest rates. Credit risk refers to the likelihood that an issuer will default on interest and principal payments. High-quality securities of short maturities generally have relatively minimal credit risk.

Subject to the restriction on the Funds' and the Portfolio's investments in securities that are not readily marketable (see "Non-Fundamental Investment Restrictions"), the Portfolio may purchase restricted securities, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act") and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

Loans of Portfolio Securities

Loans of portfolio securities up to 30% of the total value of the Portfolio are permitted and may be entered into for not more than one year. These loans must be secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Portfolio's income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors.

Reverse Repurchase Agreements

Reverse repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the Portfolio agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Portfolio. Proceeds of borrowings under reverse repurchase agreements are invested for the Portfolio. This is the speculative factor known as "leverage." If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Portfolio as well as the value of securities purchased with the proceeds will decline. In these circumstances, the Portfolio's entering into reverse repurchase agreements may have a negative impact on the ability to maintain the Funds' net asset value of $1.00 per share. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Portfolio if, as a result, more than one-third of the market value of the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Portfolio's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the Securities and Exchange Commission may prescribe, to an extent that such obligations do not exceed, in the aggregate, one-third of the market value of the Portfolio's assets, as defined above. A segregated account with the Custodian is established and maintained for the Portfolio with liquid assets in an amount at least equal to the Portfolio's purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Floating and Variable Rate Instruments

Certain of the obligations that the Portfolio may purchase have a floating or variable rate of interest. Such obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the Prime Rate, and at specified intervals. Certain of such obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The Portfolio will limit its purchase of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Portfolio's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Portfolio elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book-entry form at a bank other than the Custodian, subject to a subcustodian agreement approved by the Portfolio Trust between that bank and the Custodian.

To the extent that floating and variable rate instruments without demand features are not readily marketable, they will be subject to the investment restriction on the Portfolio's investment in securities that are not readily marketable.

Investment Restrictions

The investment objective of each Fund and the Portfolio, together with the fundamental investment restrictions described below and in the Statement of Additional Information, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Fund and the Portfolio. Each Fund has the same investment restrictions as the Portfolio, except that the Fund may invest all of its investable assets in the Portfolio. References below to the Portfolio's investment restrictions also include the Funds' investment restrictions. Any other investment policies of the Portfolio and each Fund described herein or in the Statement of Additional Information are not fundamental and may be changed without shareholder approval.

Each Fund will comply with Rule 2a-7 under the 1940 Act, including the diversification, quality and maturity limitations imposed by the Rule. A more detailed description of Rule 2a-7 is set forth in the Funds' Statement of Additional Information under "Investment Objective and Policies."

Fundamental Investment Restrictions

Each Fund is classified as "diversified" under the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect of any one company to an amount no greater than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). As a matter of operating policy, the foregoing fundamental policy would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event that Rule 2a-7 is amended in the future.

The Portfolio may not purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, except this limitation shall not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certificates of deposit, bankers' acceptances or time deposits.

Non-Fundamental Investment Restrictions

The Portfolio will not purchase more than 10% of the principal amount of all outstanding debt obligations of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). In addition, except for the investment of all of each Fund's assets in the Portfolio, not more than 10% of the net assets of a Fund or the Portfolio, as the case may be, may be invested in securities that are subject to legal or contractual restrictions on resale or in securities which are not readily marketable, provided that there is no limitation with respect to or arising out of investment in (a) securities that have legal or contractual restrictions on resale but have a readily available market or (b) securities that are not registered under the Securities Act but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act.

For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.

                         MANAGEMENT OF THE CORPORATION
                            AND THE PORTFOLIO TRUST

The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of each Fund and the Portfolio, respectively. Each Fund has retained the services of Federated Services Company as Administrator, Federated Shareholder Services Company as Transfer Agent, IBT (Canada) as Fund Accounting Agent and IBT as Custodian but has not retained the services of an investment manager or adviser since each Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio has retained the services of DFM as Manager, Federated Services Company as Operations Agent, IBT (Canada) as Fund Accounting Agent, IBT (Cayman) as Administrative Agent and IBT as Custodian. DFM has retained the services of DMGIM as Adviser of the Portfolio.

Manager

The Portfolio Trust has retained the services of DFM as investment manager to the Portfolio. DFM, with principal offices at 31 West
52/nd/ Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Advisers Act of 1940.

DFM is a wholly-owned subsidiary of Deutsche Fonds Holding GmbH ("DFH"), a company with limited liability organized under the laws of Germany and a consolidated subsidiary of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $570 billion and 75,000 employees as of the year-ended 1996, Deutsche Bank AG is Europe's largest universal bank. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG's creditworthiness ranks it among the most highly rated financial institutions in the world. For example, Deutsche Bank AG has been rated AAA by S&P. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.

Subject to the overall supervision of the Portfolio Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of the Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolio Trust (the "Management Agreement"), DFM is permitted, subject to the approval of the Board of Trustees of the Portfolio Trust, to delegate to a third party responsibility for management of the investment operations of the Portfolio. DFM has delegated this responsibility to the Adviser. DFM retains overall responsibility, however, for supervision of the investment management program for the Portfolio. See "Manager" in the Statement of Additional Information.

As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to the Portfolio, DFM receives a fee from the Portfolio, which is computed daily and may be paid monthly, equal to 0.15% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. DFM and the Adviser have agreed to reimburse certain expenses of the Class A and Class B Fund, and, together with certain other service providers to the Class Y Fund and the Portfolio, to waive and/or reimburse expenses of the Class Y Fund, for at least one year from the respective Fund's commencement of operations. See "Expenses."

Adviser

Pursuant to an investment advisory agreement ("Advisory Agreement") between DFM and DMGIM, DMGIM provides investment advice and portfolio management services to the Portfolio. Subject to the overall supervision of DFM, the Adviser conducts the day-to-day investment decisions of the Portfolio, arranges for the execution of portfolio transactions and furnishes a continuous investment program for the Portfolio.


The Adviser is an SEC-registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major German banking institution. The offices of the Adviser are located at 31 West 52/nd/ Street, New York, New York 10019.


For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.1125% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

Administrator

Under a master agreement for administration services with the Corporation, Federated Services Company serves as Administrator to the Funds. In connection with its responsibilities as Administrator, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory documents; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at an annual rate, for at least the Fund's first year of operations, equal to 0.045% of the average daily net assets of the Fund on an annualized basis for the Fund's then-current fiscal year. If, after the Funds' first year of operations, the average net assets of the Portfolio (excluding assets attributable to the Class Y Fund) have not reached $325 million, the Administrator's fee would be increased to an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million. The Administrator has agreed, together with the Manager and the Adviser and certain other service providers to the Class Y Fund and the Portfolio, to waive a portion of their fees and/or reimburse expenses of the Fund under certain circumstances for at least one year from the Fund's commencement of investment operations. See "Expenses."

Operations Agent

Under an operations agency agreement with the Portfolio Trust, Federated Services Company serves as Operations Agent to the Portfolio. In connection with its responsibilities as Operations Agent, Federated Services Company, among other things (i) prepares governing documents, registration statements and regulatory filings;
(ii) performs internal audit examinations; (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust; (v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials; and (viii) monitors and supervises collection of tax reclaims.

As Operations Agent of the Portfolio, Federated Services Company receives a fee from the Portfolio, which is computed daily and paid monthly, at an annual rate, for at least the Portfolio's first year of operations, equal to 0.015% of the average daily net assets of the Portfolio. If, after the Portfolio's first year of operations, the average net assets of the Portfolio (excluding assets attributable to the Class Y Fund) have not reached $325 million, the Operations Agent's fee would be increased to an annual rate of 0.035% of the average daily net assets of the Portfolio. See "Expenses."

Administrative Agent

Under an administration agreement with the Portfolio Trust, IBT (Cayman) provides certain services to the Portfolio, including (i) filing and maintaining the governing documents, registration statements and other regulatory filings; (ii) maintaining a telephone line; (iii) approving annual expense budgets; (iv) authorizing expenses; (v) distributing materials to the Trustees of the Portfolio Trust; (vi) authorizing dividend distributions; (vii) maintaining books and records; (viii) filing tax returns; and (ix) maintaining the investor register.

As Administrative Agent of the Portfolio, IBT (Cayman) receives a fee from the Portfolio, which may be paid monthly, at the annual rate of $5,000.

Distributor

Edgewood serves as principal distributor for shares of each Fund. Edgewood is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a New York corporation organized on October 26, 1993, and is the principal distributor for a number of investment companies. Edgewood is a subsidiary of Federated Investors and an affiliate of Federated Services Company.

Under a distribution and services plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class B shares are subject to a distribution plan (the "Distribution Plan") and Class A shares and Class B shares are subject to a service plan (the "Service Plan").

Under the Distribution Plan, Class B shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B shares to finance any activity which is principally intended to result in the sale of Class B shares subject to the Distribution Plan. Because distribution fees to be paid by a Fund to the Distributor may not exceed an annual rate of 0.75% of Class B shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan.

The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the Distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from future payments made by shares under the Distribution Plan.

Under the Service Plan, the Class A and Class B Fund pays to DFM for the provision of certain services to the holders of Class A shares and Class B shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such Class of shares. The service provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and financial intermediaries ("Financial Intermediaries"), and services related to the maintenance of shareholder accounts, and other services. DFM determines the amounts to be paid to Financial Intermediaries, the schedules of such fees and the basis upon which such fees will be paid. Securities laws may require certain Financial Intermediaries (as defined below) such as depository institutions to register as dealers.

DFM may pay Financial Intermediaries a shareholder services fee of up to 0.25% of the amount invested in Class A and Class B shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or
(ii) such plan's or program's aggregate investment in the Deutsche Funds or certain other products made available by the Distributor to such plans or programs is $1,000,000 or more ("Eligible Benefit Plans"). Shares in the Deutsche Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. DFM reserves the right to cease paying these fees at any time. DFM may pay such fees from its own funds in addition to amounts received from the Funds under the Service Plan, including past profits or any other source available to it. Such payments are subject to a reclaim from the Financial Intermediary should the assets leave the plan or program within 12 months after purchase.

Furthermore, with respect to Class A shares and Class B shares, the Distributor may offer to pay a fee from its own assets to Financial Intermediaries as financial assistance for providing substantial sales services, distribution- related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Class A and Class B Fund. Such assistance may be predicated upon the amount of shares the Financial Intermediary sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the Financial Intermediary.

Transfer Agent, Custodian and Fund Accountant

Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as the transfer agent and dividend disbursing agent for the Funds. IBT, 200 Clarendon Street, Boston, Massachusetts 02116 acts as the custodian of the Funds' and the Portfolio's assets. Securities held for the Portfolio may be held by a sub-custodian bank approved by the Trustees or Custodian of the Portfolio Trust. IBT (Canada) provides fund accounting services to the Funds and the Portfolio, including (i) calculation of the daily net asset value for the Funds and the Portfolio; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal securities and other regulatory requirements; and
(iii) monitoring the Funds' and Portfolio's compliance with the requirements applicable to a regulated investment company under the Internal Revenue Code (the "Code").

Expenses

In addition to the fees payable under the various agreements discussed above, each Fund and the Portfolio are responsible for usual and customary expenses associated with their respective operations. Such expenses may include organization expenses, legal fees, audit fees and expenses, insurance costs, the compensation and expenses of the Directors or Trustees, as the case may be, registration fees under applicable securities laws, fund accounting fees, custodian fees and extraordinary expenses. For each Fund, such expenses also include transfer, registrar and dividend disbursing costs, and the expenses of printing and mailing reports and notices and proxy statements to Fund shareholders. For the Portfolio, such expenses also include brokerage expenses.

As discussed above, if, after the Portfolio's first year of operations, the average net assets of the Portfolio have not reached $325 million, Federated Services Company, as Administrator and Operations Agent to the Funds and the Portfolio, respectively, may increase the annual rate of its asset-based fees. See "Administrator" and "Operations Agent". In addition, in such circumstance IBT and IBT (Canada), as Custodian and Fund Accounting Agent, respectively, to the Funds and the Portfolio, may increase the asset-based fees charged to the Portfolio. Such increase by the Custodian and Fund Accounting Agent could add fees of as much as 0.015% per annum of the average annual assets of the Funds and the Portfolio.

The Manager, Adviser, Administrator, Operations Agent, Administrative Agent, Transfer Agent, Fund Accounting Agent and Custodian have voluntarily agreed to waive a portion of their respective fees and/or reimburse expenses with respect to the Class Y Fund, for at least the Fund's first year of operations, to the extent necessary to maintain such Fund's ratio of total operating expenses to average annual net assets at not more than 0.20%. The Manager and the Adviser have agreed to reimburse the expenses of the Class A and Class B Fund, for at least the Fund's first year of operations, to the extent necessary to maintain the ratio of total operating expenses to average annual net assets of the Class A shares and Class B shares at 0.55% and 1.30%, respectively. There can be no assurance that the Manager or the other service providers will continue such fee waivers or reimbursement beyond one year.

Expenses of Class A Shares and Class B Shares

Holders of Class A shares and Class B shares bear their allocable portion of the Class A and Class B Fund's expenses along with their allocable share of the Portfolio's operating expenses. At present, the only expenses which are allocated specifically to Class A shares and Class B shares as classes are expenses under the Distribution Plan and expenses under the Service Plan. However, the Directors reserve the right to allocate certain other expenses to holders of Class A shares and Class B shares ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; shareholder services fees; transfer agent fees as identified by the Transfer Agent as attributable to holders of Class A shares and Class B shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders as attributable to holders of Class A shares and Class B shares; registration fees paid to the Securities and Exchange Commission and to state securities commissions as attributable to holders of Class A shares and Class B shares; expenses related to administrative personnel and services as required to support holders of Class A shares and Class B shares; legal fees relating solely to Class A shares and Class B shares; and Directors' fees incurred as a result of issues related solely to Class A shares and Class B shares.

Portfolio Transactions

Although the Portfolio generally holds investments until maturity and does not seek profits through short-term trading, it may dispose of any portfolio security prior to its maturity if it believes such disposition advisable. Money market securities are generally traded on a net basis and do not normally involve brokerage commissions or transfer taxes. See "Portfolio Transactions" in the Statement of Additional Information.

                              PURCHASE OF SHARES

Shares of the Funds are sold on days on which the New York Stock Exchange and Federal Reserve Bank are open. Shares of each Fund may be purchased as described below either through a Financial Intermediary (such as a bank or broker/dealer which has a sales agreement with the Distributor) or by sending a wire or a check directly to a Fund, with a minimum initial investment of $5,000 for the Class A and Class B Fund; or $5 million for the Class Y Fund, unless: (a) the investor has invested at least $5 million in the aggregate among any class of shares of any Deutsche Fund; or (b) the investor has, in the opinion of the Manager, adequate intent and availability of funds to reach a future level of investment of $5 million among any class of shares of Deutsche Funds. Additional investments in the Class A and Class B Fund can be made for as little as $500. There is no minimum for subsequent purchases in the Class Y Fund. The minimum initial investments for retirement plan participants is $1,000 and the subsequent investment for retirement plan participants is $100. (Financial Intermediaries may impose different minimum investment requirements on their customers.) Class B shares may be purchased, without an initial sales charge but subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge"), only upon an exchange of Class B shares of another Deutsche Fund.

In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserves the right to reject any purchase request. An account must be established through a Financial Intermediary or by completing, signing, and returning the new account form available from the Funds before shares can be purchased.

Purchasing Shares Through a Financial Intermediary

An investor may call his Financial Intermediary (such as a bank or an investment dealer, which has a sales agreement with the Distributor) to place an order to purchase shares. Orders placed through a Financial Intermediary are considered received when the Fund is notified of the purchase order. Shares are purchased at a price equal to their net asset value next determined after receipt of the purchase order. Purchase orders must be received by the Funds before 3:00 p.m.

(U.S. Eastern time) in order for the purchased shares to be entitled to dividends declared that day. It is the Financial Intermediary's responsibility to transmit orders promptly. Financial Intermediaries may charge additional fees for their services.

The Financial Intermediary which maintains investor accounts in Class B shares with the Class A and Class B Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge").

Purchasing Shares by Wire

Once an account has been established, shares may be purchased by Federal Reserve wire by calling the Transfer Agent before 3:00 p.m. (U.S. Eastern time). Payment by federal funds must be received before 4:00 p.m. (U.S. Eastern time) in order to begin earning dividends that same day. All information needed will be taken over the telephone, and the order is considered received when IBT receives payment by wire. Federal funds should be wired as follows: Investors Bank & Trust, Boston, MA: ABA Number 0110-0143-8; BFN Account Number 570000307; For Credit to: (Fund Name) (Fund Class); (Fund Number, this number can be found on the account statement or by contacting the Funds); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name; and ABA Number [#]. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your account representative at the telephone number listed on your account statement.

Purchasing Shares by Check

Once an account has been established, shares may be purchased by sending a check made payable to the name of the specific Fund (designate class of shares and account number) to: Deutsche Funds, Inc., P.O. Box 8612, Boston, Massachusett 02266-8612. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).

                           SPECIAL PURCHASE FEATURES

Systematic Investment Program

Once an account has been opened with the minimum initial investment, shareholders of Class A shares may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in the Fund at the net asset value next determined after an order is received by the Fund. Shareholders should contact their Financial Intermediary or the Fund directly to participate in this program.

Retirement Plans

Class A and Class B Fund shares can be purchased as an investment for retirement plans or IRA accounts. For further details, contact the Funds and consult a tax adviser.

                         CONVERSION OF CLASS B SHARES


Class B shares will automatically convert into Class A shares on or about the fifteenth of the month eight full years after the initial purchase date in any one Deutsche Fund. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fees.


                              EXCHANGE PRIVILEGE

Class A Shares


Class A shareholders may exchange all or some of their shares for Class A shares of other Deutsche Funds at relative net asset value plus a sales charge to the extent required by that Deutsche Fund. Sales charges will not be imposed to the extent the exchange is made with proceeds from the previous redemption of Class A shares of another Deutsche Fund that imposed a sales charge on the initial purchase. None of the Deutsche Funds imposes any additional fees on exchanges. However, Class A shares acquired upon the exchange of Class A shares of another Deutsche Fund purchased without an initial sales charge (i) based on an initial investment of $1,000,000 or more or
(ii) with proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Edgewood may be charged a contingent deferred sales charge of 1.00% for redemptions made within one full year of the original purchase.

Class B Shares

Class B shareholders may exchange all or some of their shares for Class B shares of other Deutsche Funds. Contact your Financial Intermediary regarding the availability of other Class B shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class B shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

Class Y Shares

Class Y shareholders have no exchange privileges.

Please contact your Financial Intermediary directly or the Distributor for information on and prospectuses for the Deutsche Funds into which your shares may be exchanged free of charge.

Requirements for Exchange

Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the Deutsche Fund into which the exchange is being made. The shareholder must receive a Prospectus of the Deutsche Fund for which the exchange is being made.

This privilege is available to shareholders resident in any state in which the shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and proceeds invested in the same class of shares of the other Fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified in advance of the modification or termination of the exchange privilege.

Tax Consequences

An exchange will be treated as a taxable sale for federal income tax purposes and any gain or loss realized will be subject to the rules applicable to reinvestments (described above under "Tax Treatment of Reinvestments"). See "Taxes" below for additional information.

Making an Exchange

Instructions for exchanging may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of the Class A and Class B Fund may have difficulty in making exchanges by telephone through brokers and other Financial Intermediaries during times of drastic economic or market changes. If a shareholder cannot contact his broker or Financial Intermediary by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Deutsche Funds, Inc., c/o Federated Shareholder Services Company, 1099 Hingham Street, Rockland, MA 02370-3317.

Telephone Instructions

Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with the Funds. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Funds. If reasonable procedures are not followed, the responsible party may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two Funds by telephone only if the two Deutsche Funds have identical shareholder registrations.

Any shares held in certificated form cannot be exchanged by telephone but must be forwarded to Federated Shareholder Services Company and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 2:00 p.m. (U.S. Eastern time) and must be received by the Fund before that time for shares to be exchanged the same day. Shareholders exchanging into the Class A and Class B Fund will begin receiving dividends the following business day. This privilege may be modified or terminated at any time.

                             REDEMPTION OF SHARES

Shares are redeemed at their net asset value, next determined after a Fund receives the redemption request, less any applicable contingent deferred sales charge. Redemptions will be made on days on which each Fund computes its net asset value. Investors who redeem shares through a Financial Intermediary may be charged a service fee by that Financial Intermediary. Redemption requests must be received in proper form and can be made as described below.

Redeeming Shares Through a Financial Intermediary

Shares of the Funds may be redeemed by calling your Financial Intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after a Fund receives the redemption request from the Financial Intermediary, less any applicable contingent deferred sales charge. The Financial Intermediary is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the Financial Intermediary for this service. Redemption requests must be received by the Fund before 2:00 p.m. (U.S. Eastern time) in order for redemption proceeds to be disbursed the same day.

Redeeming Shares by Telephone

Shares may be redeemed in any amount by calling a Fund provided the Fund has received a properly completed authorization form. These forms can be obtained from the Distributor. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Wire transfer requests received before 2:00 p.m. (U.S. Eastern time) will be processed the same day, but will not include that day's dividend. Wire transfer requests received after that time will be processed the following business day, but will include that day's dividend. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through ACH will not be wired until the payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day.

Telephone instructions will be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, redemption by mail (see "Redeeming Shares by Mail") should be considered. If at any time a Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

Redeeming Shares by Mail

Shares may be redeemed in any amount by mailing a written request to:
Deutsche Funds, Inc., c/o Federated Shareholder Services Company, P.O. Box 8612, Boston, MA 02266-8612. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: Fund Name and the share Class name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days after receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with a Fund, or a redemption payable other than to the shareholder of record, must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined by the Securities and Exchange Act of 1934, as amended. The Funds do not accept signatures guaranteed by a notary public.

The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

                          SPECIAL REDEMPTION FEATURES

Systematic Withdrawal Program

The Systematic Withdrawal Program permits the Class A and Class B Fund shareholders to receive payments of a predetermined amount from accounts with a $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder.

Depending upon the amount of the withdrawal payments, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. A shareholder may apply for participation in this program through his Financial Intermediary.

                       CONTINGENT DEFERRED SALES CHARGE

Shareholders may be subject to a contingent deferred sales charge upon redemption of their shares under the following circumstances:

Class A Shares

No initial sales charge applies, but a contingent deferred sales charge of 1% is imposed on certain redemptions of shares issued in exchange for Class A shares of another Deutsche Fund within one year of the original purchase. See "Exchange Privilege." Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the shares of the exchanged-from Deutsche Fund at the time of purchase or the net asset value of the redeemed shares at the time of redemption.

Class B Shares

Shareholders redeeming Class B shares from their Fund accounts within six full years of the purchase date of the Class B shares originally purchased in the Deutsche Fund from which the shareholder exchanged will be charged a contingent deferred sales charge by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the Class B shares of the exchanged-from Deutsche Fund, at the time of their original purchase or (ii) the net asset value of the redeemed shares at the time of redemption.

Class A Shares and Class B Shares

The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor. The contingent deferred sales charge will not be imposed with respect to: (1) shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) shares held for more than six full years from the date of purchase with respect to Class B shares and one full year from the date of purchase with respect to applicable Class A shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order: (1) shares acquired through the reinvestment of dividends and long-term capital gains; (2) shares held for more than six full years from the date of purchase with respect to Class B shares and one full year from the date of purchase with respect to applicable Class A shares; (3) shares held for fewer than six years with respect to Class B shares and one full year from the date of purchase with respect to applicable Class A shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund shares for shares of other funds in the Deutsche Funds of the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the Fund shares issued in an exchange from another Deutsche Fund are redeemed is calculated as if the shareholder had held the shares from the date on which he became a shareholder of the exchanged-from shares. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Contingent Deferred Sales Charge - Elimination of Contingent Deferred Sales Charge").

Elimination of Contingent Deferred Sales Charge


The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Code of a shareholder; (2) redemptions representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 701/2; and (3) involuntary redemptions by the Fund of shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of shares held by Directors, employees and sales representatives of the Corporation, Trustees or employees of the Portfolio Trust, the distributor, or affiliates of the Funds or distributor; employees of any Financial Intermediary that sells shares of the Funds pursuant to a sales agreement with the Distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other Financial Intermediary, to the extent that no payments were advanced for purchases made through such entities. The Directors reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Funds' Prospectus at the time of the purchase of the shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify the Distributor or the transfer agent in writing that he is entitled to such elimination.

                         ACCOUNT AND SHARE INFORMATION

Certificates and Confirmations

As transfer agent for the Funds, Federated Shareholder Services
Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company. No certificates will be issued for fractional shares.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Monthly confirmations are sent to report dividends paid during that month.

Accounts with Low Balances

Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $5,000. This requirement does not apply, however, if the balance falls below the required minimum value because of changes in the net asset value of the respective share Class. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

                          DIVIDENDS AND DISTRIBUTIONS

All the Funds' net income and short-term capital gains and losses, if any, are declared as a dividend daily and paid monthly. All shareholders on the record date are entitled to dividends and distributions.

Dividends and distributions paid by a Fund are automatically reinvested in additional shares of that Fund at net asset value with no sales charge unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

U.S. federal Regulations require that a shareholder provide a certified taxpayer identification number ("TIN") upon opening an account. A TIN is either the Social Security number or employer identification number of the record owner of the account. Failure to furnish a certified TIN to a Fund could subject a shareholder to a $50 penalty which will be imposed by the Internal Revenue Service ("IRS") on the Fund and passed on by the Fund to the shareholder. With respect to individual investors and certain non-qualified retirement plans, U.S. federal Regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines a shareholder's TIN is incorrect.

                                NET ASSET VALUE

The net asset value for shares of each class of the Class A and Class B Fund and the Class Y Fund is determined by subtracting from the value of each Fund's and Class' total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its pro rata share liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of each share class or Fund outstanding at the time the determination is made. It is anticipated that the net asset value per share of each Fund will remain constant at $1.00. No assurance can be given that this goal can be achieved.

Each Fund computes its net asset value once daily at 3:00 p.m. (U.S. Eastern time) on Monday through Friday, except on the holidays listed under "Net Asset Value" in the Statement of Additional Information.

The Portfolio's assets are valued by using the amortized cost method of valuation. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of the securities held by the Portfolio fluctuates on the basis of the creditworthiness of the issuers of such securities and on the levels of interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods when the value so determined is higher or lower than the price the Portfolio would receive if the security were sold. (See "Net Asset Value" in the Statement of Additional Information.)

                                 ORGANIZATION

The Corporation is an open-end management investment company organized on May 22, 1997, as a corporation under the laws of the State of Maryland. Its offices are located at Federated Investors Tower,
Pittsburgh, Pennsylvania 15222-3779; its telephone number is 888-4-DEUTSCHE.


The Articles of Incorporation currently permit the Corporation to issue 17,500,000,000 shares of common stock, par value $0.001 per share, of which 5,000,000,000 shares have been classified as shares of Deutsche US Money Market Fund and 10,000,000,000 shares have been classified as shares of Deutsche Institutional US Money Market Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more additional series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are 11 such series and two classes of shares for each series except the Class Y Fund, known as Class A shares and Class B shares.


Each share of a Fund or Class shall have equal rights with each other share of the Fund or Class with respect to the assets of the Corporation pertaining to the Fund or Class. Upon liquidation of a Fund, shareholders of each Class are entitled to share pro rata in the net assets of the Fund available for distribution to their Class.

Shareholders of each Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B shares into Class A shares as described under "Purchase of Shares - Conversion of Class B Shares"). The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or Bylaws.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one third of the shares outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or Class, a Financial Intermediary may vote any shares as to which that Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Financial Intermediary is the agent of record. Any shares so voted by an Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

The Portfolio is a series of the Deutsche Portfolios, a trust organized under the law of the State of New York. The Deutsche Portfolios' Declaration of Trust provides that the Funds and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of the Funds in the Portfolio.

Each investor in the Portfolio, including the Funds, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 p.m. (U.S. Eastern time) on each such business day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on the following business day of the Portfolio.

Whenever the Corporation is requested to vote on a matter pertaining to the Portfolio, the Corporation will vote its shares without a meeting of shareholders of the Funds if the proposal is one that, if made with respect to the Funds, would not require the vote of shareholders of the Funds, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Funds and, at the meeting of investors in the Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Funds' shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

                                     TAXES

The Corporation intends that the Funds will qualify as a separate "regulated investment company" under Subchapter M of the Code. As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its income and gains that it distributes to stockholders, provided that it distributes at least 90% of its net investment income (which includes income, other than capital gains, net of operating expenses, and the Fund's net short-term capital gains in excess of its net long-term capital losses and capital loss carry forward, if any). Each Fund intends to distribute at least annually to its shareholders substantially all of its net investment income (and realized net capital gains, if any) for each taxable year. The Portfolio intends to elect to be treated as a partnership for U.S. federal income tax purposes. As such, the Portfolio generally should not be subject to U.S. taxes.

Dividends of net investment income are taxable to a U.S. shareholder as ordinary income whether such distributions are taken in cash or are reinvested in additional shares. Although each Fund does not anticipate to have any long-term capital gains, distributions of net long-term capital gains, if any, are taxable to a U.S. shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and regardless of whether taken in cash or reinvested in additional shares.

Each Fund may be required to backup withhold for U.S. federal income tax purposes 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder who fails to provide the Fund with his correct TIN or to make required certifications, or who has been notified by the IRS that he is subject to backup withholding. Backup withholding is not an additional tax; amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

For further information on taxes, see "Taxes" in the Statement of Additional Information.

                            ADDITIONAL INFORMATION

Each Fund sends to its shareholders annual and semiannual reports. The financial statements appearing in annual reports are audited by independent accountants. Shareholders also will be sent confirmations of each purchase and redemption and monthly statements, reflecting all other account activity, including dividends and any distributions reinvested in additional shares or credited as cash.

In addition to selling beneficial interests to the Funds, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Funds. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Administrator at 888-4-DEUTSCHE.

Each Fund may withdraw its investment from the Portfolio at any time if the Board of Directors of the Corporation determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

                                  APPENDIX A

THIS APPENDIX IS INTENDED TO PROVIDE DESCRIPTIONS OF THE SHORT-TERM SECURITIES THE PORTFOLIO MAY PURCHASE. HOWEVER, OTHER SUCH SECURITIES NOT MENTIONED BELOW MAY BE PURCHASED FOR THE PORTFOLIO IF THEY MEET THE QUALITY AND MATURITY GUIDELINES SET FORTH IN THE PORTFOLIO'S INVESTMENT POLICIES.

U.S. Government Securities

Assets of the Portfolio may be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association
(FNMA), the U.S. Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the U.S. Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association, the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. Government securities.

Bank Obligations

Assets of the Portfolio may be invested in U.S. dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. See "Bond, Note and Commercial Paper Ratings" in the Statement of Additional Information.

There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. Since the Portfolio may contain U.S. dollar-denominated certificates of deposit, fixed time deposits and bankers' acceptances that are issued by non-U.S. banks and their non-U.S. branches, the Portfolio may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-U.S. bank obligations may be subject to less stringent or different regulations than are U.S. bank issuers, there may be less publicly available information about a non- U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Income earned or received by the Portfolio from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Portfolio would reduce its net income available for distribution to investors (i.e., the Funds and other investors in the Portfolio); however, the Adviser would consider available yields, net of any required taxes, in selecting securities of non-U.S. issuers. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Portfolio are not invested in obligations of the Manager, or the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Portfolio are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Portfolio's net assets would be invested in such deposits.

Commercial Paper

Assets of the Portfolio may be invested in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations which are direct parents or subsidiaries of U.S. corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. Any commercial paper issued by a non-U.S. corporation must be U.S. dollar-denominated and not subject to non-U.S. withholding tax at the time of purchase. Aggregate investments in non-U.S. commercial paper of non-U.S. issuers cannot exceed 10% of the Portfolio's net assets. Since the Portfolio may contain commercial paper issued by non-U.S. corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

Repurchase Agreements

Repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank of New
York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Portfolio invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book-entry transfer to the account of IBT, the Portfolio's Custodian. If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Portfolio if, as a result, more than 10% of the Portfolio's net assets would be invested in such repurchase agreement together with any other investment for which market quotations are not readily available.

When-Issued and Delayed Delivery Securities

Securities may be purchased for the Portfolio on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to the Portfolio until delivery and payment take place. At the time the commitment to purchase securities for the Portfolio on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Portfolio's net asset value. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. Commitments for such when-issued securities are made only when there is an intention of actually acquiring the securities. To facilitate such acquisitions, a segregated account with the Custodian is maintained for the Portfolio with liquid assets in an amount at least equal to such commitments. Such a segregated account consists of liquid, high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When- issued commitments for the Portfolio may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

Securities of the World Bank, Other Supranational Organizations and Foreign Governments

Assets of the Portfolio may also be invested in obligations of the International Bank of Reconstruction and Development (also known as the World Bank) and certain other supranational organizations, which are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future. The Portfolio limits its investment in United States dollar-denominated obligations of foreign governments and their agencies and instrumentalities to the commercial paper and other short-term notes (or other notes with remaining maturities meeting the requirements of Rule 2a-7) issued or guaranteed by the governments, or agencies and instrumentalities thereof, that are members of the OECD (Organisation for Economic Co-Operation and Development) and those countries whose sovereign issuances qualify as Eligible Securities.

Other Obligations

Assets of the Portfolio may be invested in bonds, with maturities not exceeding one year, issued by U.S. corporations which at the date of investment are rated within the highest rating category for such obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE CORPORATION OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE CORPORATION OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE CORPORATION OR THE DISTRIBUTOR TO MAKE SUCH OFFER IN SUCH JURISDICTION.

Investment Manager
Deutsche Fund Management, Inc.
31 West 52/nd/ Street
New York, NY 10019


Distributor
Edgewood Services, Inc.
Federated Investors Tower
Pittsburgh, PA 15222-3779


Transfer Agent
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600


Custodian
Investors Bank & Trust Co.
200 Claredon Street
Boston, MA 0211G02179-06 (10/97)


--------------------------------------------------------------------------------
Edgewood Services, Inc., Distributor

G02179-06 (10/97)                       [LOGO OF RECYCLED PAPER]







                        DEUTSCHE US MONEY MARKET FUNDS

                     Statement of Additional Information

The Deutsche US Money Market Fund (the "Class A and Class B Fund") and the Deutsche Institutional US Money Market Fund (the "Class Y Fund") (collectively, the "Funds"), each is a series of the Deutsche Funds, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of each Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

The Corporation seeks to achieve the investment objective of each Fund by investing all of the Fund's investable assets in US Money Market Portfolio (US Dollar) (the "Portfolio"), a diversified, open-end management investment company. The Portfolio pursues its investment objective by investing in high quality, short-term money market instruments.

The Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust"), an open-end investment company organized as a trust under the laws of the State of New York. The Portfolio has the same investment objective as the Funds. There can be no assurance that the Funds or the Portfolio will achieve their investment objective.

The Class A and Class B Fund offers two classes of shares, Class A shares and Class B shares (individually and collectively referred to as "Shares" as the context may require). Class A shares are offered at net asset value; Class B shares are designed primarily for temporary investment as part of a special investment program in Class B shares, and unlike shares of most money market funds, are offered at net asset value, but with a declining contingent deferred sales charge on redemptions made within six years.

Deutsche Fund Management, Inc. ("DFM"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution, is the investment manager (the "Manager") of the Portfolio. Deutsche Morgan Grenfell Investment Management Inc. ("DMGIM") is the investment adviser (the "Adviser") of the Portfolio. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' Prospectus dated September 24, 1997, a copy of which may be obtained from the Corporation at the address noted below.


FEDERATED INVESTORS TOWER
PITTSBURGH, PA 15222-3779

 The date of this Statement of Additional Information is September 24,
1997.

Edgewood Services, Inc.

G02179-07 (9/97) [RECYCLED LOGO]



TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES                                    1
----------------------------------------------------------------------
Loans of Portfolio Securities                                        1

INVESTMENT RESTRICTIONS                                              1
----------------------------------------------------------------------
Nonfundamental Restrictions                                          2
Percentage and Rating Restrictions                                   2

DIRECTORS, TRUSTEES AND OFFICERS                                     3
----------------------------------------------------------------------
 Directors of the Corporation and Trustees of the Portfolio Trust    3
 Officers of the Corporation                                         4
 Compensation Table_Directors of
  the Corporation                                                    5
 Compensation Table_Trustees of
  the Portfolio Trust                                                5
 Fund Ownership                                                      5

MANAGER                                                              6
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ADVISER                                                              7
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ADMINISTRATOR                                                        7
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OPERATIONS AGENT                                                     8
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ADMINISTRATIVE AGENT                                                 8
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DISTRIBUTOR                                                          8
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TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT                        9
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INDEPENDENT ACCOUNTANTS                                             10
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PURCHASE OF SHARES                                                  10
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 Conversion to Federal Funds                                        10

REDEMPTION OF SHARES                                                10
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 Redemption in Kind                                                 10
 Systematic Withdrawal Program                                      10

Exchange of Shares                                                  11
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NET ASSET VALUE                                                     11
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PERFORMANCE DATA                                                    12
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 Yield                                                              12
 General                                                            12

PORTFOLIO TRANSACTIONS                                              13
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TAXES                                                               13
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 United States Taxation                                             13
 State and Local Taxes                                              14

DESCRIPTION OF SHARES                                               14
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ADDITIONAL INFORMATION                                              15
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BOND, NOTE AND COMMERCIAL PAPER RATINGS                             15
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 Moody's Investors Service, Inc. ("Moody's") Bond Ratings           15
 Standard & Poor's Corporation ("S&P")                              15
 Note and Variable Rate Investment Ratings                          15
 Corporate Commercial Paper Ratings                                 15
 Other Considerations                                               15

FINANCIAL STATEMENTS                                                16
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INVESTMENT OBJECTIVE AND POLICIES
-------------------------------------------------------------------------------

The following supplements the information contained in the Funds'
Prospectus concerning the investment objective, policies and techniques of the Portfolio.

LOANS OF PORTFOLIO SECURITIES

Securities of the Portfolio may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Portfolio any income accruing thereon, and cash collateral may be invested for the Portfolio, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Portfolio in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Portfolio.

INVESTMENT RESTRICTIONS
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The investment restrictions of the Funds and the Portfolio are identical, unless otherwise specified. Accordingly, references below to the Funds also include the Portfolio unless the context requires otherwise; similarly, references to the Portfolio also include the Funds unless the context requires otherwise.

The investment restrictions below have been adopted by the Corporation with respect to the Funds as indicated and by the Portfolio Trust with respect to the Portfolio as indicated. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Fund or the Portfolio, as the case may be. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities except as otherwise noted. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of the Portfolio, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by such Fund's shareholders.

Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any Securities and Exchange Commission ("SEC") or SEC staff interpretations thereof are amended or modified, each Fund and the Portfolio may not (except that the Corporation may invest all of each Fund's assets in the Portfolio):

(1) enter into repurchase agreements with more than seven days to maturity if, as a result thereof, more than 10% of the market value of its net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available;
(2) enter into reverse repurchase agreements which, including any borrowings under Investment Restriction No. 3, exceed, in the aggregate, one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, it will, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe, reduce the amount of the obligations created by reverse repurchase agreements to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of its assets;
(3) borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of its total assets, taken at cost, at the time of such borrowing; mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of its net assets at the time of such borrowing. Neither the Portfolio nor the Corporation on behalf of the Funds, as the case may be, will purchase securities while borrowings exceed 5% of its total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and does not apply to reverse repurchase agreements;
(4) enter into when-issued commitments exceeding in the aggregate 15% of the market value of its total assets, less liabilities other than obligations created by when-issued commitments;


(5) purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of such investments in such industry would equal or exceed 25% of the value of its total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities and negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks;
(6) purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities or other obligations or any one such issuer. This limitation does not apply to issues of the U.S. Government, its agencies or instrumentalities;
(7) make loans, except through the purchase or holding of debt obligations, repurchase agreements or loans of portfolio securities in accordance with its investment objective and policies (see "Investment Objective and Policies");
(8) purchase or sell puts, calls, straddles, spreads, or any combinations thereof; real estate; commodities; commodity contracts or interests in oil, gas or mineral exploration or development programs. However, bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts may be purchased;
(9) purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction is not deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;
(10) invest in fixed time deposits with a duration of over seven calendar days, or in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of its total assets would be invested in such deposits;
(11) acquire securities of other investment companies; (12) act as an underwriter of securities; or
(13) issue any senior security (as that term is defined in the 1940
     Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

NONFUNDAMENTAL RESTRICTIONS


In order to comply with certain federal statutes and policies neither the Portfolio nor the Funds may as a matter of operating policy (except that each Fund may invest all of its assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) borrow money at any time at which the amount of its borrowings exceed 5% of its total assets (taken at market value), (ii) purchase securities issued by any investment company if such purchase at the time thereof would cause more than 5% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuer, would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuer and all other investment companies or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it, or
(iii) invest more than 10% of its net assets in securities (valued at the greater of cost or market value) that are subject to legal or contractual restrictions on resale or in securities which are not readily marketable, including repurchase agreements and fixed time deposits having maturities of more than 7 days, provided that there is no limitation with respect to or arising out of investment in (a) securities that have legal or contractual restrictions on resale but have a readily available market or (b) securities that are not registered under the Securities Act but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. These policies are not fundamental and may be changed without shareholder or investor approval in response to changes in the various federal requirements.


PERCENTAGE AND RATING RESTRICTIONS

Except with respect to Fundamental Investment Restriction No. 2 and Nonfundamental Restriction (iii) above and the limitation on the Portfolio's obligations created by reverse repurchase agreements described in the Prospectus under "Investment Objectives, Policies and Restrictions_Reverse Repurchase Agreements," a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy. If the Funds' and the Portfolio's investment restrictions relating to any particular investment practice or policy are not consistent, the Portfolio has agreed with the Corporation, on behalf of the Funds, that the Portfolio will adhere to the more restrictive limitation.



The Funds will comply with Rule 2a-7 under the 1940 Act, including the diversification, quality and maturity limitations imposed by the Rule.

Currently, pursuant to Rule 2a-7, the Funds may invest only in U.S. dollar-denominated "eligible securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description to the ratings of some NRSROs appears in the Appendix attached hereto.

Under Rule 2a-7 each Fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, each Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

DIRECTORS, TRUSTEES, AND OFFICERS
-------------------------------------------------------------------------------

The Directors of the Corporation, Trustees of the Portfolio Trust and executive officers of the Corporation, and principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:

DIRECTORS OF THE CORPORATION AND TRUSTEES OF THE PORTFOLIO TRUST
-------------------------------------------------------------------------------
Edward C. Schmults

Member of the Board of Directors of Green Point Financial Corp. Chairman of the Board of Trustees of The Edna McConnell Clark Foundation. Director of The Germany Fund, Inc. and The Central European Equity Fund, Inc. Senior Vice President-External Affairs and General Counsel of GTE Corporation (prior to
1994). Mr. Schmults' address is Rural Route One, Box 788, Cuttingsville, VT
05738.

-------------------------------------------------------------------------------
Robert H. Wadsworth

President of The Wadsworth Group, First Fund Distributors, Inc. and Guinness Flight Investment Funds, Inc. Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Vice President of Professionally Managed Portfolios and Advisors Series Trust. Mr. Wadsworth's address is Investment Company Administration Corp., 479 West 22nd Street, New York, NY 10011.

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Werner Walbroel

President and Chief Executive of the German American Chamber of Commerce, Inc. Member of the United States German Youth Exchange Council. Director of TUV Rheinland of North America, Inc. President and Director of German American Partnership Program. Director of The Germany Fund, Inc., DB New World Fund, Limited and LDC, and The Central European Equity Fund, Inc. Mr. Walbroel's address is German American Chamber of Commerce, Inc., 40 West 57th Street, New York, NY 10019.

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G. Richard Stamberger* **

Managing Director of Deutsche Morgan Grenfell Inc. President, Deutsche Morgan Grenfell Investment Management Inc. Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Managing Director of C.J. Lawrence, Inc. (prior to 1993). Mr. Stamberger's address is Deutsche Morgan Grenfell Investment Management Inc., 31 West 52nd Street, New York, NY 10019.




-------------------------------------------------------------------------------
Christian Strenger* **

Managing Director of DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (since
1991). Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Managing Director of Deutsche Bank Securities Corp. (prior to 1991). [ADDRESS] Mr. Strenger's address is DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH, Gruneburgweg 113-115, 60323 Frankfurt am Main, Germany.
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OFFICERS OF THE CORPORATION
-------------------------------------------------------------------------------
Brian A. Lee* **

President

President and Managing Director of DFM (since January 1997). Director of Deutsche Bank Trust Company (since 1994). President and Chief Operating Officer of Deutsche Bank Trust Company (1994 - 1997). Director of Deutsche Bank Securities Corp. (1993-1994). Director of Value Line Securities, Inc. (1992-
1993). National Director and Head of Retail Sales and Service Division, The Dreyfus Corporation (prior to 1992). Director, Boggy Creek Hole in the Wall Gang Camp for Children. Trustee, Valley Hospital. Director, Capital Sources Board, State of New Jersey.

-------------------------------------------------------------------------------
Joseph Cheung*

Treasurer

Vice President (since 1996), Assistant Vice President (1994-1996) and Associate (1991-1994) of Deutsche Morgan Grenfell Inc. Treasurer of the CountryBaskets Index Fund, Inc. (1996-1997). Assistant Secretary and Assistant Treasurer of The Germany Fund, Inc., The Central European Equity Fund, Inc. and the New Germany Fund, Inc. (since 1993).

-------------------------------------------------------------------------------
Robert R. Gambee*

Secretary

Director of Deutsche Morgan Grenfell, Inc. (since 1992). First Vice President of Deutsche Morgan Grenfell, Inc. (1987-1991). Treasurer and Secretary of The Germany Fund, Inc., The Central European Equity Fund, Inc. and the New Germany Fund, Inc.

-------------------------------------------------------------------------------
Laura Weber*

Assistant Secretary and Assistant Treasurer

Associate of Deutsche Morgan Grenfell Inc. (since June, 1997). Manager of Raymond James Financial (1996-1997). Portfolio Accountant of Oppenheimer Capital (1995-1996). Supervisor (1994-1995) and Mutual Fund Accountant (1993-1994) of Alliance Capital Management.
-------------------------------------------------------------------------------

 * is an "interested person" of the Corporation or the Portfolio Trust as that term is defined in the 1940 Act.
** Mr. Lee, Mr. Strenger and Mr. Stamberger own less than 1% of the shares of Deutsche Bank AG, of which the Manager and Adviser are indirect subsidiaries.

The address of each officer of the Corporation is 31 West 52nd Street, New York, NY 10019.

The Portfolio Trust does not have officers, but instead acts exclusively through its Trustees and agents of the Portfolio Trust authorized by the Trustees.



COMPENSATION TABLE_DIRECTORS OF THE CORPORATION
                                                         AGGREGATE       ESTIMATED TOTAL
                                                       COMPENSATION        COMPENSATION
                                                         FROM THE      FROM THE CORPORATION
                                                        CORPORATION     AND FUND COMPLEX*
Edward C. Schmults,
Director                                                   $7,000               $44,750

Robert H. Wadsworth,
Director                                                   $7,000               $62,000

Werner Walbroel,
Director                                                   $7,000               $46,250

G. Richard Stamberger,*
Director                                                   None                 None

Christian Strenger,
Director                                                   None                 None


COMPENSATION TABLE_TRUSTEES OF THE PORTFOLIO TRUST
                                                              AGGREGATE        ESTIMATED TOTAL
                                                             COMPENSATION       COMPENSATION
                                                               FROM THE      FROM THE CORPORATION
                                                            PORTFOLIO TRUST    AND FUND COMPLEX*
Edward C. Schmults,
Trustee                                                        $7,000               $44,750

Robert H. Wadsworth,
Trustee                                                        $7,000               $62,000

Werner Walbroel,
Trustee                                                        $7,000               $46,250

G. Richard Stamberger,*
Trustee                                                        None                 None

Christian Strenger,
Trustee                                                        None                 None


* The Fund Complex consists of the Corporation, the Portfolio Trust, The New Germany Fund, Inc., The Central European Equity Fund, Inc. and The Germany Fund, Inc.

The non-interested Directors of the Corporation receive a base annual fee of $5,000 and $500 per meeting attended, plus expenses, which are paid jointly by all series of the Corporation and allocated among the series based upon their respective net assets.

The non-interested Trustees of the Portfolio Trust receive a base annual fee of $5,000 and $500 per meeting attended plus expenses which is paid jointly by all series of the Portfolio Trust and allocated among the series based upon their respective net assets.

Neither the Corporation nor the Portfolio Trust requires employees and none of the Corporation's officers devote full time to the affairs of the Corporation or receive any compensation from a Fund or a Portfolio.

FUND OWNERSHIP

On the date of this Statement of Additional Information, the Directors of the Corporation, Trustees of the Portfolio Trust and officers of the Corporation as a group beneficially owned no outstanding shares of the Corporation and none of the beneficial interests in any Portfolio of the Portfolio Trust. As of the same date, no person owned 5% or more of the outstanding voting stock of any series of the Corporation or any Portfolio except the Corporation owned 100% of the outstanding beneficial interests in each Portfolio and Edgewood Services, Inc. owned 100% of the outstanding voting shares of each Fund.

MANAGER
-------------------------------------------------------------------------------
The investment manager to the Portfolio is DFM, an indirect subsidiary of Deutsche Bank AG, a major global banking institution headquartered in Germany. DFM, with principal offices at 31 West 52nd Street, New
York, New York 10019, is a Delaware corporation and registered investment adviser under the Investment Advisers Act of 1940.

Pursuant to an investment management agreement with the Portfolio Trust with respect to the Portfolio ("Management Agreement"), DFM acts as investment manager to the Portfolio and, subject to the supervision of the Board of Trustees of the Portfolio Trust, is responsible for, but may and has delegated as described below, under "Adviser," the management of the investment operations of the Portfolio's investments in accordance with its investment objective, policies and restrictions. DFM also provides the Portfolio with overall supervisory services over the other service providers and certain other services. The investment management services DFM provides to the Portfolio are not exclusive under the terms of the Management Agreement. DFM is free to render similar investment management services to others.

The Management Agreement is dated July 28, 1997 and will remain in effect until July 28, 1999 and from year to year thereafter, but only so long as the agreement is specifically approved at least annually
(i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, or by the Portfolio Trust's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Management Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was initially approved at a meeting held on July 28, 1997. The Management Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Manager and by the Manager on 90 days' written notice to the Portfolio Trust. The Management Agreement provides that neither DFM nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. See "Additional Information."

As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to the Portfolio, DFM receives a fee from the Portfolio, which is computed daily and may be paid monthly, equal to 0.15% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. DFM and the Adviser have agreed to reimburse certain expenses of the Class A and Class B Fund, and, together with certain other service providers to the Class Y Fund and the Portfolio, to waive and/or reimburse expenses of the Class Y Fund, for at least one year from the respective Fund's commencement of operations. See also "Expenses" in the Prospectus.

The Glass-Steagall Act and other applicable laws generally prohibit banks (including foreign banks having U.S. operations, such as Deutsche Bank AG) from engaging in the business of underwriting or distributing securities in the United States, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the Federal Bank Holding Company Act (or a foreign bank subject to such Act's provisions) or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Corporation. The interpretation does not prohibit a holding company (or such a foreign bank) or a subsidiary thereof from acting as investment manager and custodian to such an investment company. Deutsche Bank AG believes that DFM may perform the services for the Portfolio Trust and the Corporation contemplated by the Management Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It is possible that future changes in federal statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent DFM from continuing to perform such services for the Portfolio.



ADVISER
--------------------------------------------------------------------------------
DFM has entered into an investment advisory agreement (the "Advisory
Agreement") dated July 28, 1997 with DMGIM on behalf of the Portfolio
Trust with respect to the Portfolio and certain other portfolios of the Portfolio Trust. It is the Adviser's responsibility, under the overall supervision of DFM, to conduct the day-to-day investment decisions of the Portfolio, arrange for the execution of portfolio transactions and generally manage the Portfolio's investments in accordance with its investment objective, policies and restrictions.

The Adviser is an indirect subsidiary of Deutsche Bank AG. For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.1125% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

The Advisory Agreement is dated July 28, 1997 and will remain in effect until July 28, 1999 and from year to year thereafter, but only so long as the agreement is specifically approved at least annually
(i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, or by the Portfolio Trust's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved at a meeting held on July 28, 1997. The Advisory Agreement will terminate automatically if assigned or if the Management Agreement is terminated and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Manager and the Portfolio Trust. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. See "Additional Information."

ADMINISTRATOR
--------------------------------------------------------------------------------
Under the master agreement for administration services with the Corporation ("Administration Agreement"), Federated Services Company serves as administrator to the Funds ("Administrator"). In connection with its responsibilities as Administrator, Federated Services
Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory filings; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

The Administration Agreement between the Corporation and Federated Services Company (dated July 28, 1997) with respect to the Funds has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Corporation at any time after the initial term without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation (see "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Funds on 60 days' written notice to Federated Services Company. The agreement is terminable by the Administrator on 90 days' written notice to the Corporation. The Administration Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for wilful misfeasance, bad faith or negligence or reckless disregard of its obligations and duties under the Agreement. See "Additional Information."

As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at an annual rate, for at least the Fund's first year of operations, equal to 0.045% of the average daily net assets of the Fund on an annualized basis for the Fund's then-current fiscal year. If, after the Funds' first year of operations, the average net assets of the Portfolio (excluding net assets attributable to the Class Y Fund) have not reached $325 million, the Administrator's fee would be increased to an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.525% of the average daily net assets of each Fund greater than $200 million. The Administrator has agreed, together with the Manager, the Adviser and certain other service providers to the Class Y Fund and the Portfolio, to waive a portion of its fees and/or reimburse expenses of the Fund under certain circumstances for at least one year from the Fund's commencement of investment operations. See "Expenses."



OPERATIONS AGENT
--------------------------------------------------------------------------------
Under an operations agency agreement with the Portfolio Trust
("Operations Agency Agreement"), Federated Services Company serves as operations agent to the Portfolio ("Operations Agent"). In connection with its responsibilities as Operations Agent of the Portfolio, Federated Services Company, among other things; (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio
Trust; (v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; and (vii) prepares investor meeting materials.

The Operations Agency Agreement between the Portfolio Trust and Federated Services Company (dated July 28, 1997) with respect to the Portfolio has an initial term of three years. Thereafter, the Operations Agency Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio Trust (see "Additional Information"). The Operations Agency Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to Federated Services Company. The agreement is terminable with respect to the Portfolio by Federated Services Company on 90 days' written notice to the Portfolio Trust. The Operations Agent Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement.

As Operations Agent of the Portfolio, Federated Services Company receives a fee from the Portfolio, which is computed daily and paid monthly, at an annual rate, for at least the Portfolio's first year of operations, equal to 0.015% of the average daily net assets of the Portfolio. If, after the Portfolio's first year of operations, the average net assets of the Portfolio (excluding net assets attributable to the Class Y Fund) have not reached $325 million, the Operations Agent's fee would be increased to an annual rate of 0.035% of the average daily net assets of the Portfolio. See "Expenses" in the Prospectus.

ADMINISTRATIVE AGENT
------------------------------------------------------------------------------

Under an administration agreement with the Portfolio Trust ("Administration Agreement"), IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") serves as administrative agent to the Portfolio ("Administrative Agent"). In connection with its responsibilities as Administrative Agent of the Portfolio, IBT (Cayman) (i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budgets; (iv) authorizes expenses; (v) distributes materials to the Trustees of the Portfolio Trust; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) files tax
returns; and (ix) maintains an investor register.      The
Administration Agreement between the Portfolio Trust and IBT (Cayman) (dated July 28, 1997) with respect to the Portfolio has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio Trust (see "Additional Information"). The Administration Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to IBT (Cayman). The agreement is terminable by IBT (Cayman) on 90 days' written notice to the Portfolio. The Administration Agreement provides that neither IBT (Cayman) nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for wilful misfeasance, bad faith or negligence or reckless disregard of its obligations and duties under the Agreement.

As Administrative Agent of the Portfolio, IBT (Cayman) receives a fee from the Portfolio, which may be paid monthly, at the annual rate of $5,000.

DISTRIBUTOR
--------------------------------------------------------------------------------
The distribution agreement (the "Distribution Agreement") (dated July
28, 1997) between the Corporation and Edgewood Services, Inc. (the "Distributor") remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Funds, or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to such Distribution
Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Funds at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Funds (see "Additional Information").
The Distribution Agreement is terminable with respect to the Funds by the Corporation's Directors or shareholders of the Funds on 60 days' written notice to Edgewood. The Agreement is terminable by the Distributor on 90 days' written notice to the Corporation.

The Distributor is not obligated to sell any specific number of shares. Under a plan adopted in accordance with Rule 12b-1 of the 1940 Act on July 28, 1997, Class B Shares of the Class A and Class B Fund are subject to a distribution plan (the "Distribution Plan") and Class A Shares and Class B Shares of the Class A and Class B Fund are subject to a service plan (the "Service Plan").

Under the Distribution Plan, Class B Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Class A and Class B Fund represented by Class B Shares to finance any activity which is principally intended to result in the sale of Class B Shares of the Class A and Class B Fund subject to the Distribution Plan. A report of the amounts expended pursuant to the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Directors of the Corporation for review at least quarterly.

The Distribution Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Distribution Plan without shareholder approval and that other material amendments of the Distribution Plan must be approved by the Directors of the Corporation, and by the Directors who have no direct or indirect financial interest in the operation of the Distribution Plan or any related agreement and are not "interested persons" (as defined in the 1940 Act) of the Corporation ("Qualifying Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments. While the Distribution Plan is in effect, the selection and nomination of the Directors of the Corporation has been committed to the discretion of the Qualifying Directors. The Distribution Plan has been approved, and is subject to annual approval, by the Directors of the Corporation and the Qualifying Directors, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Qualifying Directors voted to approve the Distribution Plan at a meeting held on July 28, 1997. The Distribution Plan is terminable with respect to the Class A and Class B Fund at any time by a vote of a majority of the Qualifying Directors or by vote of the holders of a majority of the Shares of the Fund.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT
--------------------------------------------------------------------------------
Federated Shareholder Services Company, Federated Investors Tower,
Pittsburgh, Pennsylvania 15222-3779, serves as the transfer agent and dividend disbursing agent for the Funds. As Transfer Agent and Dividend Disbursing Agent, Federated Shareholder Services Company is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. Investors Bank & Trust
Company, 200 Clarendon Street, Boston, Massachusetts 02116 acts as the custodian of the Funds' and the Portfolio's assets. Pursuant to the Custodian Contract with the Portfolio Trust, IBT is responsible for maintaining the books and records of portfolio transactions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, IBT employs various subcustodians who were approved in accordance with the regulations of the SEC. The
Custodian maintains portfolio transaction records. IBT Fund Services
(Canada) Inc., One First Canadian Place, King Street West, Suite 2800,
P.O. Box 231, Toronto, Ontario M5X1C8, provides fund accounting services to the Funds and the Portfolio including (i) calculation of the daily net asset value for the Funds and the Portfolio; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring the Funds' and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

The Transfer Agent, Custodian and Fund Accountant each has agreed to waive fees and/or reimburse expenses with respect to the Class Y Fund for its first year of operations. See "Expenses" in the Prospectus.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
The independent accountants of the Corporation are Price Waterhouse
LLP, 1177 Avenue of the Americas, New York, New York 10036. The independent accountants of the Portfolio Trust are Price Waterhouse, Kaya W.F.G. (Jombi) Mensing 18, P.O. Box 46, Curacao, Netherlands
Antilles. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for the Funds or Portfolio, as the case may be.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
Shares are sold at their net asset value on days the New York Stock
Exchange and Federal Reserve Bank are open for business. The procedure for purchasing Shares is explained in the Prospectus under "Purchase of Shares."

CONVERSION TO FEDERAL FUNDS

It is the policy of each Fund to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. Federated Shareholder Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
The Funds redeems Shares at the next computed net asset value, less any applicable contingent deferred sales charge, after a Fund receives the redemption request. Redemption procedures are explained in the Funds' Prospectus under "Redemption of Shares." Although the transfer agent does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

Class B Shares redeemed within six years of purchase (determined with reference to the date of purchase of the Class B shares of the Deutsche Fund from which the shareholder exchanged) may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the administrative fee paid at the time of the original purchase by the Distributor to the financial institution for services rendered, and the length of time the investor remains a shareholder in the Class A and Class B Fund. Should Financial Intermediaries elect to receive an amount less than the fee that is stated in the Fund's Prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly.

REDEMPTION IN KIND

Although the Corporation intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Funds' portfolio. In such a case, the portfolio instruments to be distributed as redemption proceeds would be valued in the same way as the Portfolio determines net asset value. The portfolio instruments will be selected in a manner that the Directors of the Corporation and Trustees of the Portfolio deem fair and equitable. To the extent
available, such securities will be readily marketable.      Redemption
in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

SYSTEMATIC WITHDRAWAL PROGRAM

The Systematic Withdrawal Program permits the Class A and Class B Fund shareholders to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. The amounts that a shareholder may withdraw under a Systematic Withdrawal Program that qualify for elimination of the contingent deferred sales charge may not exceed 12% annually with reference initially to the value of the Class B Shares upon establishment of the Systematic Withdrawal Program and then as calculated at the fiscal year end. Amounts that exceed the 12% annual limit for redemption, as described, will be subject to the contingent deferred sales charge. In determining the applicability of the contingent deferred sales charge, the 12-month holding requirement for any new Class B Shares received through an exchange will include the period for which the exchanged Class B Shares were held. However, for purposes of meeting the $10,000 minimum account value requirement, Class B Share account values will not be aggregated.

EXCHANGE OF SHARES
--------------------------------------------------------------------------------
An investor may exchange shares from any series of the Deutsche Funds, Inc. (a "Deutsche Fund") into shares of the same class of any other
Deutsche Fund, as described under "Exchange of Shares" in the Funds'
Prospectus. Class A Shares, when exchanged into another Deutsche Fund, may incur a sales load at the time as required by that Deutsche Fund.
For complete information, the prospectus relating to the Fund into which a transfer is being made should be read prior to the transfer.
Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares." Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Corporation reserves the right to discontinue, alter or limit the exchange privilege at any time.

NET ASSET VALUE
--------------------------------------------------------------------------------
The net asset value of each of the Funds' shares is determined each day the New York Stock Exchange is open for regular trading and the Federal Reserve Bank is open for business. (As of the date of this Statement of Additional Information, such Exchange and banks are so open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Columbus Day, Veteran's Day,
Thanksgiving Day and Christmas Day.) This determination of net asset value of each share of the Funds is made once during each such day as of 3:00 p.m. (U.S. Eastern time) by subtracting from the value of each Fund's total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its pro rata share liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of each share class or Fund outstanding at the time the determination is made. It is anticipated that the net asset value of each share class and each Fund will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, the Corporation and the Portfolio Trust employ specific investment policies and procedures to accomplish this result.

The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Funds is determined. The value of each Fund's investment in the Portfolio is determined by multiplying the value of the Portfolio's net assets by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

The securities held by the Portfolio are valued at their amortized cost. Pursuant to a rule of the SEC, an investment company may use the amortized cost method of valuation subject to certain conditions and the determination that such method is in the best interests of the Funds' shareholders and the Portfolio's other investors. The use of amortized cost valuations is subject to the following conditions: (i) as a particular responsibility within the overall duty of care owed to the Portfolio's investors, the Trustees of the Portfolio Trust have established procedures reasonably designed, taking into account current market conditions and the investment objective of its investors, to stabilize the net asset value as computed; (ii) the procedures include periodic review by the Trustees of the Portfolio Trust, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the value of the Portfolio's net assets using amortized cost and the value of the Portfolio's net assets based upon available indications of market value with respect to such portfolio securities;
(iii) the Trustees of the Portfolio Trust will consider what steps, if any, should be taken if a difference of more than 1/2 of 1% occurs between the two methods of valuation; and (iv) the Trustees of the Portfolio Trust will take such steps as they consider appropriate, such as shortening the average portfolio maturity, realizing gains or losses, establishing the value of the Portfolio's net assets by using available market quotations, or reducing the value of interests in the Portfolio, to minimize any material dilution or other unfair results which might arise from differences between the two methods of valuation.

Such conditions also generally require that: (i) investments for the Portfolio be limited to instruments which the Trustees of the Portfolio Trust determine present minimal credit risks and which are of high quality as determined by any nationally recognized statistical rating organization that is not an affiliated person of the issuer of, or any issuer, guarantor or provider of credit support for, the instrument, or, in the case of any instrument that is not so rated, is of comparable quality as determined by the Investment Adviser under the general supervision of the Trustees of the Portfolio Trust; (ii) a dollar-weighted average portfolio maturity of not more than 90 days be maintained and no instrument is purchased with a remaining maturity of more than 397 days (792 in the case of U.S. Government securities);
(iii) the Portfolio's available cash will be invested in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable, if the disposition of a portfolio security results in a dollar-weighted average portfolio maturity of more than 90 days; and
(iv) no more than 5% of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities).


It is expected that the Funds will have a positive net income at the time of each determination thereof. If for any reason a Fund's net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in his or her account which represents his or her share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by his or her investment in the Fund.

PERFORMANCE DATA
-----------------------------------------------------------------------------
From time to time, the Funds may quote performance in reports, sales literature and advertisements published by the Corporation. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional
Information. See also "Management of the Corporation and the Portfolio Trust_Performance Information" in the Prospectus.

YIELD

The current and effective yield for each class of Shares of the Funds may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Seven-day current yield is computed by dividing the net change in account value (exclusive of capital changes) of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period by the value of that account at the beginning of that period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. In addition, the Corporation may use an effective annualized yield quotation for the Funds computed on a compounded basis by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7, and subtracting 1 from the result.

GENERAL

The performance of each of the classes of Shares will vary from time to time depending upon market conditions, the composition of the Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Funds' performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in either Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices or averages or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

The performance of the Funds may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt funds) or mutual funds such as those reported by Lipper Analytical Services, Morningstar, Micropal, Money Magazine's Fund Watch or Wiesenberger Investment Companies Service, each of which measures performance following their own specific and well-defined calculation measures.

The yield should not be considered a representation of the yield of a Fund in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held for the Portfolio, changes in interest rates on investments, and the Fund's expenses during the period.

Yield information may be useful for reviewing the performance of the Funds and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, a Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.


PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------
The Adviser for the Portfolio places orders for all purchases and sales of portfolio securities, enters into repurchase and reverse repurchase agreements and executes loans of portfolio securities.
Fixed-income securities are generally traded at a net price with dealers acting as principal for their own account without a stated commission. The price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
From time to time certificates of deposit may be purchased through intermediaries who may charge a commission for their services.

The Adviser does not seek profits through short-term trading. However, it may on behalf of the Portfolio dispose of any portfolio security prior to its maturity if it believes such disposition is advisable even if this action realizes profits.

Since brokerage commissions are not normally paid on investments which are made for the Portfolio, turnover resulting from such investments should not adversely affect the net asset value of the Portfolio. In connection with portfolio transactions for the Portfolio, the Adviser intends to seek best price and execution on a competitive basis for both purchases and sales of securities.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolio in the purchase and sale of portfolio securities when, in the judgment of the Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers for the Portfolio, Deutsche Bank AG may receive brokerage commissions from the Portfolio.

TAXES
-------------------------------------------------------------------------------
THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS IN THE PROSPECTUS ENTITLED "THE FUNDS_DIVIDENDS AND DISTRIBUTIONS" AND "_TAXES."

UNITED STATES TAXATION

Each Fund intends to qualify and intends to remain qualified as a regulated investment company (a "RIC") under Subchapter M of the Code. As a RIC, a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, investments in other RICs and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other
RICs). As a RIC, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed.

To maintain a constant $1.00 per share net asset value, the Trustees may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses.


STATE AND LOCAL TAXES

Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. For example, a portion of the dividends received by shareholders may be subject to state income tax. Shareholders should consult their own tax advisors with respect to any state or local taxes.

The foregoing discussion is based on U.S. federal tax laws in effect on the date hereof. These laws are subject to change by legislative or administrative action, possibly with retroactive effect.

THE FOREGOING DISCUSSION IS A SUMMARY ONLY AND IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. PROSPECTIVE INVESTORS IN SHARES OF THE FUNDS SHOULD CONSULT THEIR OWN TAX ADVISERS AS TO THE TAX CONSEQUENCES OF INVESTING IN SUCH SHARES, INCLUDING THE CONSEQUENCES UNDER STATE, LOCAL AND OTHER TAX LAWS.

DESCRIPTION OF SHARES
-------------------------------------------------------------------------------
The Corporation is an open-end management investment company organized as a Maryland corporation on May 22, 1997. The Articles of
Incorporation currently permit the Corporation to issue 2,500,000,000 17,500,000,000 shares of common stock, par value $0.001 per share, of which 10,000,000 shares have been classified as shares of each Fund.
The Corporation currently consists of eleven such series and two classes of shares for each series except the Class Y Fund known as Class A Shares and Class B Shares.

Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually, but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preference, pre-emptive, conversion or similar rights (except the automatic conversion of Class B Shares into Class A Shares as discussed in the Prospectus under "Purchase of Shares"). Shares, when issued, are fully paid and non-assessable.

Stock certificates are not issued by the Corporation except upon written request. No certificates will be issued for fractional shares.

The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Interests in the Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities"
(as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange or foreign stock exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Telephone calls to a Fund, the Transfer Agent, the Distributor, or Financial Intermediaries with respect to shareholder servicing may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Corporation's Registration Statement filed with the SEC under the 1933 Act and the Corporation's and the Portfolio Trust's Registration Statement filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

BOND, NOTE, AND COMMERCIAL PAPER RATINGS
------------------------------------------------------------------------------
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") BOND RATINGS

Aaa_Bonds rated Aaa are judged to be of the "best quality." Aa1 is the rating directly below Aaa, and then continues to Aa2, Aa3 to show relative strength within the rating category.

STANDARD & POOR'S CORPORATION ("S&P")

AAA_The AAA rating is the highest rating assigned to debt obligations and indicates an extremely strong capacity to pay principal and interest.

NOTE AND VARIABLE RATE INVESTMENT RATINGS

MOODY'S_MIG-1. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both.

S&P_SP-1. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

CORPORATE COMMERCIAL PAPER RATINGS

MOODY'S_Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1 indicates highest quality repayment capacity of rated issue.

S&P_Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A-1 have the greatest capacity for timely payment. Issues rated "A- 1+" are those with an "overwhelming degree of credit protection."

OTHER CONSIDERATIONS

Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance;
(iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and
(viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.





DEUTSCHE FUNDS, INC.
STATEMENT OF ASSETS & LIABILITIES
SEPTEMBER 19, 1997
-------------------------------------------------------------------------------

                                                         DEUTSCHE       DEUTSCHE
                                                            US      INSTITUTIONAL US
                                                      MONEY MARKET    MONEY MARKET
                                                           FUND          FUND
-----------------------------------------------------------------------------------
ASSETS:
  Investment in corresponding Deutsche Portfolio          $  100       $  100
    Deferred organization expenses (Note 1)                5,022        5,022
-----------------------------------------------------------------------------------
      Total Assets                                         5,122        5,122
-----------------------------------------------------------------------------------
LIABILITIES
  Organization expenses payable                            5,022        5,022
-----------------------------------------------------------------------------------
      Total Liabilities                                    5,022        5,022
-----------------------------------------------------------------------------------
  Net Assets                                              $  100       $  100
===================================================================================
Shares outstanding ($.001 par value)                         100          100
===================================================================================
Net Asset Value per share                                 $ 1.00       $ 1.00
===================================================================================
COMPOSITION OF NET ASSETS
  Paid in capital                                            100          100
-----------------------------------------------------------------------------------
  Net Assets, September 19, 1997                          $  100       $  100
===================================================================================


                       See Notes to Financial Statements


DEUTSCHE FUNDS, INC.
NOTES TO FINANCIAL STATEMENT
SEPTEMBER 19, 1997
-------------------------------------------------------------------------------
NOTE 1_GENERAL

Deutsche Funds, Inc. (the "Company") was incorporated in Maryland on May 22, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company currently consists of eleven separate investment series (the "Funds"). The accompanying financial statement and notes relate to the Deutsche US Money Market Fund and Deutsche Institutional US Money Market Fund, (each a "Fund" and collectively the "Money Market Funds") each of which is, in effect, a separate mutual fund.

Each of the Money Market Funds will seek to achieve their respective investment objective by investing substantially all of their assets in the US Money Market Portfolio (US Dollar) (the "Portfolio", one of the ten portfolios constituting the Deutsche Portfolios (the "Portfolio Trust")) having substantially the same investment objective of each of the Money Market Funds.

The Company has not retained the services of an investment adviser since the Money Market Funds will seek to achieve their investment objective by investing all of their investable assets in the Portfolio. The Portfolio is managed by Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG. Federated Services Company intends to serve as Administrator to the Money Market Funds and Federated Shareholder Services Company intends to serve as transfer agent and dividend disbursing agent to the Money Market Funds. Edgewood Services, Inc. ("Edgewood") intends to serve as distributor to the Money Market Funds (the "Distributor").

Each Fund will absorb daily a pro-rata portion of the Portfolio's income and expenses, including fees paid to DFM and the amortization of organization expenses. Additionally, the Deutsche US Money Market Fund offers two classes of shares to investors, Class A and Class B. Both Class A Shares and Class B Shares are subject to a Service Plan and Class B Shares are also subject to a Distribution Plan. Each Class will bear their respective portion of the expenses under the Service and Distribution Plan.

The Company has had no operations through September 19, 1997, other than those relating to organizational matters and the sale of 100 Class A shares for $100 by each Fund to Edgewood. Organization expenses incurred in connection with the organization and initial registration of the Company will be paid initially by DFM and reimbursed by the Funds. Such organization expenses have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Funds. The amount paid by each Fund on any redemption by Edgewood (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization expenses of the Money Market Funds.

NOTE 2_COMMITMENTS AND RELATED AGREEMENTS

The Company intends to retain the services of Federated Services Company as Administrator. Under the Administration Agreement, Federated Services Company will assist in the operations of the Funds subject to the direction and control of the Board of Directors of the Company. For its services, Federated Services Company will receive a fee from each Fund, which is computed daily and paid monthly, at an annual rate of 0.045% of each Fund's average daily net assets. If after the first year of operations of each Fund, the average net assets of the Portfolio have not reached $325 million, the Administrator's fee would be increased to an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of such assets in excess of $200 million for the Fund's then current fiscal year.

The Company intends to enter into a distribution agreement with Edgewood. Edgewood will serve as principal distributor for shares of the Funds. The Company intends to adopt a Service and Distribution Plan in accordance with Rule 12b-1 of the 1940 Act whereby Class B Shares are subject to the Distribution Plan and Class A Shares and Class B Shares are subject to the Service Plan. Under the Distribution Plan, Class B Shares of Deutsche US Money Market Fund will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Deutsche US Money Market Fund represented by Class B Shares to finance any activity which is principally intended to result in the sale of Class B Shares of the Deutsche US Money Market Fund.

Federated Shareholder Services Company will serve as the transfer agent and dividend disbursing agent for the Funds. Federated Services Company and Federated Shareholder Services Company are both affiliated with Edgewood. IBT Fund Services (Canada) Inc. will provide fund accounting services to the Funds.




DFM together with IBT Fund Services (Canada) Inc., its affiliates, and other service providers have voluntarily agreed that they will waive their fees and/or reimburse each Fund through at least one year from the Money Market Funds' commencement of operations, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its pro-rata portion of expenses of the corresponding Portfolio, but does not cover extraordinary expenses during the period) at not more than 0.20% of the average daily net assets of Deutsche Institutional US Money Market Fund, and at not more than 0.55% and 1.30% of the average daily net assets of Class A Shares and Class B Shares, respectively, of the Deutsche US Money Market Fund.




REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDER AND BOARD
OF DIRECTORS OF DEUTSCHE FUNDS, INC.

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Deutsche US Money Market Fund and Deutsche Institutional US Money Market Fund (two of eleven separate funds constituting Deutsche Funds, Inc., hereafter referred to as the "Funds") at September 19, 1997, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Funds' management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
September 22, 1997


DEUTSCHE PORTFOLIOS
STATEMENT OF ASSETS & LIABILITIES
SEPTEMBER 19, 1997
-----------------------------------------------------------------------

                                                           US
                                                      MONEY MARKET
                                                 PORTFOLIO (US DOLLAR)
-----------------------------------------------------------------------
ASSETS:
     Cash                                               $   210
     Deferred organization expenses (Note 1)             52,957
-----------------------------------------------------------------------
  Total Assets                                           53,167
-----------------------------------------------------------------------

LIABILITIES
  Organization expenses payable                          52,957
-----------------------------------------------------------------------

  Total Liabilities                                      52,957
=======================================================================
Net Assets                                              $   210
=======================================================================


                       See Notes to Financial Statement.


DEUTSCHE PORTFOLIOS
NOTES TO FINANCIAL STATEMENT
SEPTEMBER 19, 1997
-------------------------------------------------------------------------------
NOTE 1_GENERAL

Deutsche Portfolios ("Portfolio Trust") was organized on June 20, 1997, as a business trust under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio Trust currently consists of ten separate investment series (the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statement and notes relate to the US Money Market Portfolio (US Dollar) (the "Portfolio").

Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG, intends to serve as investment manager (the "Manager") to the Portfolio Trust. Investors Bank & Trust Company intends to serve as the custodian to the Portfolio Trust. IBT Fund Services (Canada) Inc. intends to serve as the fund accounting agent to the Portfolio Trust.

The Declaration of Trust of the Portfolios permits its Trustees to issue interests in the Portfolio Trust. The Portfolio has had no operations through September 19, 1997, other than those relating to organizational matters, including the issuance of the following initial interests ("Initial Interests") to the Deutsche US Money Market Fund and the Deutsche Institutional US Money Market Fund, two of the eleven funds constituting Deutsche Funds, Inc. (each a "Fund" and collectively the "Funds"), and Edgewood Services Inc. ("Edgewood"), distributor of the Funds:

----------------------------------------------------------------------------------------------
                                   INITIAL INTEREST                 INITIAL INTEREST
PORTFOLIO                          TO DEUTSCHE FUND          AMOUNT    TO EDGEWOOD    AMOUNT
----------------------------------------------------------------------------------------------
US Money Market
     Portfolio (US Dollar)    Deutsche US Money Market Fund    $100     Edgewood        $10
US Money Market
     Portfolio (US Dollar)    Deutsche Institutional
                              US Money Market Fund             $100

The investment objective of the Portfolio is primarily to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Organization expenses incurred in connection with the organization and initial registration of the Portfolio Trust will be paid initially by DFM and reimbursed by the Portfolios. Such organization expenses have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Portfolios. Any amount received by the Portfolio from its corresponding Fund as a result of a redemption by Edgewood of any of its Initial Interests in the Portfolio will be applied so as to reduce the amount of unamortized organization expenses. The amount paid by the Portfolio Trust on any withdrawal by the Funds of all or part of its Initial Interests in the Portfolio will be reduced by a portion of any unamortized organization expenses of the Portfolio, determined by the proportion of the amount of the Initial Interest withdrawn to the aggregate amount of the Initial Interests in the Portfolio then outstanding after taking into account any prior withdrawals of any portion of the Initial Interests in the Portfolio.

NOTE 2_COMMITMENTS AND RELATED AGREEMENTS

The Portfolio Trust intends to retain the services of DFM as Manager. DFM retains overall responsibility for supervision of the investment management program for the Portfolio but has delegated the day-to-day management of the investment operations of the Portfolio to an Adviser. As compensation for the services rendered by DFM under the investment management agreement ("Management Agreement") with the Portfolio Trust with respect to the Portfolio, DFM receives a fee from the Portfolio, which is computed daily and paid monthly, equal to 0.15% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. DFM has retained the services of Deutsche Morgan Grenfell Investment Management, Inc. ("DMGIM") as the investment adviser. The adviser is an indirect subsidiary of Deutsche Bank AG. As compensation for its services DMGIM receives a fee paid from DFM which is based on the average daily net assets of the Portfolio.

The Portfolio Trust intends to retain Federated Services Company as Operations Agent to the Portfolios. As Operations Agent of the Portfolios, Federated Services Company will receive a fee from the Portfolio, which is computed daily and paid monthly, at the annual rate of 0.015% of the average daily net assets of the Portfolio. If after the first year of operations, the average net assets of the Portfolio have not reached $325 million, the Operations Agent's fee would be increased to an annual rate of 0.035% of the average daily net assets of the Portfolio. Federated Services Company is affiliated with Edgewood.

The Portfolio Trust intends to enter into an administrative agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). As Administrative Agent of the Portfolios, IBT (Cayman) will receive a fee from the Portfolio, which is computed daily and paid monthly, at the annual rate of 0.025% of the average daily net assets of the Portfolio.



REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE INITIAL INTEREST HOLDERS AND BOARD
OF TRUSTEES OF DEUTSCHE PORTFOLIOS

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of US Money Market Portfolio (US Dollar) (one of ten separate portfolios constituting Deutsche Portfolios, hereafter referred to as the "Portfolios") at September 19, 1997, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Portfolios' management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse
Price Waterhouse
Curacao, Netherlands Antilles
September 22, 1997



NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFER CONTAINED THEREIN AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE CORPORATION OR THE DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER BY THE FUNDS OR BY THE DISTRIBUTOR TO SELL OR SOLICIT ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS OR THE DISTRIBUTOR TO MAKE SUCH OFFER IN SUCH JURISDICTIONS.